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                     SECURITIES AND EXCHANGE COMMISSION,
                           Washington, D.C.  20549

                      RULE 13e-3 TRANSACTION STATEMENT
     (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)
                              (FINAL AMENDMENT)

                              SEABOARD OIL CO.
                            (Name of the Issuer)

           SEABOARD OIL CO., SEABOARD ACQUISITION PARTNERS, INC.,
                         AND SEABOARD MIDLAND, INC.
                    (Name of Person(s) Filing Statement)

                         COMMON STOCK $.01 PAR VALUE
                       (Title of Class of Securities)

                                  811603109
                    (CUSIP Number of Class of Securities)

                               GARY B. GILLIAM
    3100 N. "A", BLDG. B, SUITE 200, MIDLAND, TEXAS 79705, (915) 684-7005
 (Name, address and telephone number of person authorized to receive notices and communications on behalf of person(s) filing statement)

        This statement is filed in connection with (check the appropriate box):

        a. [ ] The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14b-1], Regulation 14C
[17 CFR 240.14c-1 to 240.14c-101] or Rule 13e-3(c) [Section  240.13e-3(c)]
under the Securities Exchange Act of 1934.

        b. [ ] The filing of a registration statement under the Securities Act of 1933.

        c. [ ] A tender offer.

        d. [X] None of the above.

         Check the following box if the soliciting materials or information statement referred to in check box (a) are preliminary copies: [ ]

                          CALCULATION OF FILING FEE

--------------------------------------------------------------------------------
      Transaction valuation (1)                    Amount of filing fee
--------------------------------------------------------------------------------
             $4,698,375                                   $3,132
================================================================================

(1) Based upon the acquisition of 415,686 shares of Common Stock of Issuer, and the cancellation of options and other plan benefits, for a purchase price of $9.75 per share (less the exercise price for option shares).

[x] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


Amount Previously Paid:          $3,132
                       ---------------------------------------------------------

Form or Registration No.:        Rule 13e-3 Transaction Statement
                         -------------------------------------------------------

Filing Party:      Seaboard Oil Co.
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Date Filed:        July 12, 1996
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         This Final Amendment to Rule 13e-3 Transaction Statement is being filed to report, pursuant to Rule 13e-3(d)(3), the results of the Rule 13e-3 transaction which is the subject of this filing, being the merger (the
"Merger") of Seaboard Midland, Inc. with and into Seaboard Oil Co. (the "Company"). The Merger was approved by the stockholders of the Company at its annual meeting on October 24, 1996. A Certificate of Merger was filed with the Delaware Secretary of State on October 24, 1996, and the Merger became effective at 5:00 p.m., Eastern time, on that same day.

         Pursuant to the terms of the Merger, all shares of the Company's common stock, $.01 par value (the "Common Stock"), other than shares owned by Seaboard Acquisition Partners, Inc., no longer represent any ownership interest in the Company. The holders of such shares on October 24, 1996 are entitled to the merger consideration of $9.75 per share, and Letters of Transmittal have been sent to such holders. Such merger consideration will be paid to such holders only upon satisfaction of the applicable requirements, including without limitation the Company's receipt of a properly completed and executed Letter of Transmittal, certificates representing the shares surrendered and other documents required by the instructions to the Letter of Transmittal. Funds sufficient to pay the aggregate merger consideration have been deposited by Seaboard Acquisition Partners, Inc. into a segregated bank account from which the merger consideration will be paid.

         As a result of this transaction, Seaboard Acquisition Partners, Inc. owns all of the issued and outstanding shares of Common Stock. Because it now has only one stockholder, the Company has filed a Form 15 to provide notice of termination of the registration of the Common Stock under the Securities Exchange Act of 1934 and the Company is no longer required to file reports under the Securities Exchange Act of 1934.





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                                   SIGNATURE

         After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

(Date)   October 25, 1996
                                        SEABOARD OIL CO.


                                        By: /s/ Gary B. Gilliam
                                            ------------------------------------
                                            Gary B. Gilliam, President

                                        SEABOARD ACQUISITION PARTNERS, INC.


                                        By: /s/ E.E. Runyan
                                            ------------------------------------
                                            E.E. Runyan, President

                                        SEABOARD MIDLAND, INC.


                                        By: /s/ E.E. Runyan
                                            ------------------------------------
                                            E.E. Runyan, President





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